SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 14, 2019.

MFS® Global Total Return Fund

Effective immediately, the following is added immediately beneath the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
Effective December 31, 2020, Nevin Chitkara will no longer be a portfolio manager of the fund.

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